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                                                                EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71311) of Anheuser-Busch Companies, Inc. of our report dated July 19, 2002 relating to the financial statements of the Anheuser-Busch Global Employee Stock Purchase Plan, which appear in this Form 11-K.




PricewaterhouseCoopers LLP

St. Louis, Missouri
July 22, 2002